Exhibit 4.13
EXECUTION COPY

FIRST SUPPLEMENTAL INDENTURE
dated as of May 1,2003
to
INDENTURE
dated as of May 1, 2003
among
AMERICAN REF-FUEL COMPANY LLC
and
WACHOVIA BANK, NATIONAL ASSOCIATION,
as Trustee and Securities Intermediary

TABLE OF CONTENTS

Page
ARTICLE I DEFINITIONS	2

ARTICLE II THE TERMS OF THE NOTES	3
SECTION 2.1. Terms of 6.26% Senior Notes Due 2015	3
SECTION 2.2. Denominations	4
SECTION 2.3. Interest and Principal	4
SECTION 2.4. Redemption; Repurchase	5
SECTION 2.5. Restrictions on Transfer and Exchange of Initial Notes	5

ARTICLE III APPLICATION OF PROCEEDS FROM SALE OF NOTES	8

ARTICLE IV DEBT SERVICE RESERVE ACCOUNTS	9

ARTICLE V COVENANTS OF THE COMPANY	9
SECTION 5.1. Financial Statements and Other Information	9
SECTION 5.2. Other Covenants	9

ARTICLE VI COLLATERAL	9

ARTICLE VII MISCELLANEOUS	9
SECTION 7.1. Execution of Supplemental Indenture	9
SECTION 7.2. Concerning the Trustee	9
SECTION 7.3. Counterparts	10
SECTION 7.4. GOVERNING LAW	10

EXHIBITS:
Exhibit A — Form of Transferor Certificate
Exhibit B — Form of Institutional Accredited Investor Transferee Compliance Letter
Exhibit C — Form of Regulation S Transfer Certificate

SCHEDULES
Schedule 1-A — Form of Definitive Note
Schedule 1-B — Form of Global Note

i

          FIRST SUPPLEMENTAL INDENTURE, dated as of May 1, 2003 (this “First Supplemental Indenture”), among AMERICAN REF-FUEL COMPANY LLC, a Delaware limited liability company, (together with its successors and assigns, the “Company”), its executive office and mailing address being at 155 Chestnut Ridge Road, Montvale, NJ 07645 and Wachovia Bank, National Association, a national banking association (the “Trustee”), its corporate trust office and mailing address being at 21 South Street, Morristown, New Jersey 07690, to the Indenture dated as of May 1, 2003 (the “Original Indenture”) between the Company and the Trustee.
          WHEREAS, the Company and the Trustee have heretofore executed and delivered the Original Indenture to provide for the issuance from time to time of bonds, debentures, notes or other evidences of indebtedness to be issued in one or more series;
          WHEREAS, Sections 2.1, 2.3 and 11.1 of the Original Indenture provide, among other things, that the Company and the Trustee may enter into indentures supplemental to the Original Indenture for, among other things, the purpose of establishing the designation, form, terms and provisions of Notes of any series as permitted by Sections 2.1, 2.3 and 11.1 of the Original Indenture;
          WHEREAS, the Company (i) desires the issuance of one series of Notes to be designated as hereinafter provided and (ii) has requested the Trustee to enter into this First Supplemental Indenture for the purpose of establishing the designation, form, terms and provisions of the Notes;
          WHEREAS, all action on the part of the Company necessary to authorize the issuance of the Notes under the Original Indenture and this First Supplemental Indenture (the Original Indenture, as supplemented by this First Supplemental Indenture, being hereinafter called the “Indenture”) has been duly taken; and
          WHEREAS, all acts and things necessary to make the Notes, when executed by the Company and authenticated and delivered by the Trustee as provided in the Original Indenture, the legal, valid and binding obligations of the Company, and to constitute these presents a valid and binding supplemental indenture according to its terms, have been done and performed, and the execution of this First Supplemental Indenture and the creation and issuance under the Indenture of said Notes have in all respects been duly authorized, and the Company, in the exercise of the legal right and power vested in it, executes this First Supplemental Indenture and proposes to create, execute, issue and deliver the Notes.
          NOW, THEREFORE, THIS FIRST SUPPLEMENTAL INDENTURE WITNESSETH:
          That, in order to establish the designation, form, terms and provisions of, and to authorize the authentication and delivery of, said Notes, and in consideration of the acceptance of the Notes by the Holders thereof and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
American Ref-Fuel Company Supplemental Indenture

ARTICLE I
DEFINITIONS
          (a) Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed thereto in the Original Indenture.
          (b) Each capitalized term defined herein shall relate only to the Senior Notes due 2015, and no other series of Notes issued by the Company. For all purposes of this First Supplemental Indenture, except as otherwise expressly provided or unless the context otherwise requires, the following terms shall have the following respective meanings (such meanings shall apply equally to both the singular and plural forms of the respective terms):
          “Additional Notes” has the meaning assigned to such term in Section 2.1 (a) of this First Supplemental Indenture.
          “Distribution Compliance Period” has the meaning assigned to such term in Regulation S.
          “Initial Notes” means, the 6.26% Senior Notes due 2015 being issued by the Company under the original Indenture and this First Supplemental Indenture.
          “Institutional Accredited Investor” shall have the meaning ascribed thereto in Section 2.1(b) hereof.
          “Institutional Accredited Investor Note” means a Note registered in the name of, or in the name of a nominee of, an Institutional Accredited Investors.
          “Issue Date” means May 9, 2003, the date on which the Initial Notes are first issued and sold hereunder.
          “Make-Whole Premium” means an amount equal to the excess, if any, of (i) the present value of all interest and principal payments scheduled to become due after the date of the optional redemption by the Company in respect of the Notes being redeemed (such present value to be determined on the basis of a discount rate equal to the sum of (a) the Treasury Rate and (b) 50 basis points over (ii) the outstanding principal amount of the Senior Notes. “Treasury Rate” means the yield to maturity at the time of computation of U.S. Treasury securities with a final maturity (as compiled and published in the most recent Federal Reserve Statistical Release H.15(519) (or any successor release) which has become publicly available in New York at least two business days prior to the redemption date (or, if such Statistical Release is no longer published, any publicly available source or similar market data)) most nearly equal to the remaining average life on the redemption date of the Notes being redeemed, provided, however, that if the period from the redemption date to the maturity date of the series of Senior Notes being redeemed is less than one year, the weekly average yield on actively traded U.S. Treasury securities adjusted to a constant maturity of one year will be used.
American Ref-Fuel Company Supplemental Indenture

          “Non-U.S. Person” has the meaning assigned to such term in Regulation S.
          “QIB” shall have the meaning given to such term in Section 2.1 (b) hereof.
          “Regulation S” means Regulation S promulgated under the Securities Act, as amended and in effect from time to time and any successor regulation.
          “Regulation S Global Note” means one or more Notes deposited with a custodian for, and registered in the name of a nominee of, the Registered Depositary, interest in which will be held for the benefit of purchasers of the Notes in offshore transactions under Regulation S.
          “Resale Restriction Termination Date” means the period of two years after the later of the original issue date of a Restricted Security and the last date on which the Company or any affiliate of the Company was the owner of such Restricted Security (or any predecessor of such Restricted Security).
          “Restricted Securities” shall have the meaning given to such term in Section 2.5 hereof.
          “Rule 144A Global Note” means the one or more Notes deposited with a custodian for, and registered in the name of a nominee of, the Registered Depositary, interests in which will be held for the benefit of U.S. purchasers of bonds who are QIBs under Rule 144A.
ARTICLE II
THE TERMS OF THE NOTES
          SECTION 2.1. Terms of 6.26% Senior Notes Due 2015.
          (a) There is hereby created one series of Notes designated the 6.26% Senior Notes Due 2015, in the aggregate principal amount which on the Issue Date may not exceed $275,000,000 (the “Initial Notes”). The Company may, following the Issue Date in compliance with the Original Indenture and this First Supplemental Indenture create and issue Notes hereunder that will have the same terms and form part of the same series as the Initial Notes (the “Additional Notes”). The Initial Notes and any Additional Notes may forthwith be executed by the Company and delivered to the Trustee for authentication and delivery by the Trustee in accordance with the provisions of Section 2.4 of the Original Indenture.
          (b) The Initial Notes and any Additional Notes, if any, (i) if issued to Persons that are institutional “accredited investors” meeting the requirements of Rule 501 (a)(1), (2), (3) or (7) under the Securities Act (each, an “Institutional Accredited Investor”) that are not QIBs (as defined below), shall be issued in certificated definitive form, substantially in the form of Schedule 1-A hereto, registered in the name of the purchaser thereof and (ii) (A) if issued to “qualified institutional buyers” (as defined in Rule 144A; each, a “QIB”) in reliance on Rule 144A or (B) if issued in offshore transactions to Non-U.S. Persons in reliance on
American Ref-Fuel Company Supplemental Indenture

Regulation S, shall be issued in the form of one or more Global Notes substantially in the form of Schedule 1-B hereto, shall be deposited on behalf of the purchasers of the Initial Notes represented thereby with the Trustee (at its respective address for notices set forth in Section 1.4 of the Original Indenture), as custodian for the Registered Depositary, shall be registered in the name of the Registered Depositary or a nominee of the Registered Depositary and the aggregate principal amount of Initial Notes so issued may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Registered Depositary or its nominee.
          (c) The Initial Notes and any Additional Notes shall have and be subject to such other terms as provided in the Indenture.
          (d) The first sentence of the first paragraph of all such form of Initial Notes and Additional Notes shall read in its entirety as follows:
“AMERICAN REF-FUEL COMPANY LLC, a Delaware limited liability company (hereinafter called the “Company”, which term includes any successor or assign under the Indenture referred to below), for value received hereby promises to pay to Cede & Co., or its registered assigns, the outstanding Principal Amount hereof after subtracting the aggregate principal amount of any definitive certificated Notes issued in exchange for a portion or portions hereof, such payment to be made in semiannual installments on June 30 and December 31 of each year (commencing December 31, 2003) and ending on the final Scheduled Payment Date set forth above, each such installment to be in the amount and payable on the date set forth on Annex A attached hereto (provided that the portion of the Principal Amount remaining unpaid on the final Scheduled Payment Date, together with all interest accrued thereon, shall in any and all cases be due and payable on the final Scheduled Payment Date), and to pay interest on the unpaid portion of the Principal Amount at the interest rate set forth above from the most recent Scheduled Payment Date to which interest has been paid or duly provided for or, if no interest has been paid or duly provided for, from the issue date, set forth above, semiannually on June 30 and December 31 in each year (commencing December 31, 2003) until the Principal Amount is paid in full or payment thereof is duly provided for.”;
          SECTION 2.2. Denominations. Each Note created hereby shall be issued in fully registered form without coupons in minimum denominations of $100,000 and integral multiples of $1,000 in excess thereof.
          SECTION 2.3. Interest and Principal. Each Note created hereby shall bear interest on the unpaid principal amount thereof from time to time outstanding at the rate of interest set forth in the forms of such series attached hereto. The principal amount of each Note created hereby shall be due and payable in installments as set forth in the form of Note attached hereto.
          Payment of principal of and interest on each Note created hereby shall be made (a) if the Company so elects, by check mailed to the Holder at his or her registered address or (b) otherwise as provided in Section 2.10 of the Original Indenture or the Notes; provided that the final installment of principal payable with respect to each Note created hereby shall be
American Ref-Fuel Company Supplemental Indenture

payable as provided in Section 5.5 of the Original Indenture (in the case of any such Note redeemed) or payable upon presentation and surrender of each such Note at the Place of Payment.
          SECTION 2.4. Redemption; Repurchase.
          (a) Optional Redemption. Subject to the provisions of Section 5.1 of the Original Indenture, Notes created hereby are subject to optional redemption under the conditions and on the terms set forth in the Original Indenture at a price equal to the Redemption Price plus the
Make-Whole Premium.
          (b) Mandatory Redemption. Subject to the provisions of Section 5.2 of the Original Indenture, Notes created hereby are subject to mandatory redemption under the conditions and on the terms set forth in the Original Indenture.
          SECTION 2.5. Restrictions on Transfer and Exchange of Initial Notes.
          (a) Initial Notes and Additional Notes in definitive form, all Rule 144A Global Notes and all beneficial interests in one or more Rule 144A Global Notes, and all Notes issued upon registration of transfer of, or in exchange for, any such Notes, shall be restricted securities (within the meaning of Rule 144 under the Securities Act; hereinafter, collectively, “Restricted Securities”) and shall be subject to the restrictions on transfer provided in the legend set forth on the Restricted Securities. The Holder of each Restricted Security, by such Holder’s acceptance thereof, agrees to be bound by such restrictions on transfer. All Restricted Securities shall bear the legend set forth on the face of the Restricted Securities.
          Institutional Accredited Investors that are not QIBs may hold interests in the Initial Notes and Additional notes only in definitive certificated form as Certificated Notes. Any beneficial interest in a Global Note that is a Restricted Security and is transferred to an Institutional Accredited Investor which is not a QIB will be delivered in the form of a Certificated Note and will cease to be an interest in such Global Note.
          Unless determined otherwise by the Company in accordance with applicable law, each such Rule 144A Global Note and all Certificated Notes, upon transfer or exchange of beneficial interests in a Rule I44A Global Note will bear the legend set forth on the face of the Restricted Securities.
          Each Holder of a Certificated Note or a beneficial interest in a Global Note that is a Restricted Security will be deemed to have represented and agreed to offer, sell, pledge or otherwise transfer such Notes or beneficial interest only in accordance with the legend set forth on the face of the Restricted Securities.
          Upon the transfer, exchange or replacement of Certificated Notes bearing the legend, or upon request for removal of the legend on a Certificated Note, the Trustee will deliver Notes that do not bear such legend if the Trustee has been provided evidence satisfactory to the
American Ref-Fuel Company Supplemental Indenture

Company (which may include an Opinion of Counsel) that neither the legend nor the restrictions on transfer set forth therein are required to ensure compliance with the Securities Act.
          Subject to the restrictions on transfer and exchange set forth herein and in the Original Indenture, the holder of any Note may transfer or exchange such Note in whole or in part (in a principal amount equal to the minimum authorized denomination or any greater amount which is an integral multiple of $1,000 or a lesser amount if the holder is transferring or exchanging all of the Notes held by such holder) by surrendering it at the Corporate Trust Office of the Trustee or at the office of the transfer agent, together with (a) an executed instrument of assignment and transfer substantially in the form set forth in Exhibit A to this First Supplemental Indenture (in the case of a transfer) or a written request for exchange (in the case of exchange) and (b) additional certifications and evidence that such transfer or exchange is in compliance with the Securities Act and the restrictions on transfer set forth in such Note as may be required pursuant to the terms of this First Supplemental Indenture.
          Upon surrender of a Certificated Note for transfer or exchange with the appropriate documentation, or notification of a request for transfer or exchange of a beneficial interest in a Global Note for a definitive Note or Notes, subject to the restrictions described herein and in the Original Indenture, the Trustee will, within five Business Days of such request if made at the Corporate Trust Office of the Trustee, or within 10 Business Days if made at the office of a transfer agent (other than the Trustee), authenticate and deliver at the Corporate Trust Office of the Trustee or the office of the transfer agent, as the case may be, to the transferee (in the case of transfer) or Holder (in the case of exchange) or send by first class mail at the risk of the transferee (in the case of transfer) or Holder (in the case of exchange) to such address as the transferee or Holder, as applicable, may request, a definitive Note or Notes, as the case may require, for a like aggregate principal amount and in such authorized denomination or denominations as may be requested. The presentation for transfer or exchange of any definitive Note will not be valid unless made at the Corporate Trust Office of the Trustee or at the office of a transfer agent by the registered holder in person or by a duly authorized attorney-in-fact. The Security Registrar is not required (a) to issue, register the transfer of or exchange any Initial Notes of any series during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Notes of such series selected for redemption and ending at the close of business on the day of such mailing or (b) to issue, register the transfer of or exchange any Initial Note selected for redemption in whole or in part except the unredeemed portion of any Initial Note selected for redemption in part. No service charge will be required of any Holder participating in any transfer or exchange of Notes in respect of such transfer or exchange, but, with certain exceptions, payment may be required of any tax or other governmental charges that may be imposed in connection therewith.
          (b) The following provisions shall apply with respect to any proposed transfer of a Rule 144A Global Note or a beneficial interest therein or an Institutional Accredited Investor Note prior to the expiration of the Resale Restriction Termination Date:
          (i) a transfer of a Rule 144A Global Note or a beneficial interest therein or an Institutional Accredited Investor Note to a QIB shall be made upon the
American Ref-Fuel Company Supplemental Indenture

representation of the transferee that it is purchasing the Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a QIB and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the transferee has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A;
          (ii) a transfer of a Rule 144A Global Note or a beneficial interest therein or an Institutional Accredited Investor Note to an Institutional Accredited Investor shall be made upon receipt by the Trustee or its agent of a certificate substantially in the form set forth in Exhibit B annexed hereto from the proposed transferee and, if requested by the Company or the Trustee, the delivery of an opinion of counsel, certifications and/or other information satisfactory to each of them; and
          (iii) a transfer of a Rule 144A Global Note or a beneficial interest therein or an Institutional Accredited Investor Note to a Non-U.S. Person shall be made upon receipt by the Trustee or its agent of a certificate substantially in the form set forth in Exhibit C annexed hereto from the proposed transferee and, if requested by the Company or the Trustee, the delivery of an opinion of counsel, certifications and/or other information satisfactory to each of them.
          (c) The following provisions shall apply with respect to any proposed transfer of a Regulation S Global Note prior to the expiration of the Distribution Compliance Period:
          (i) a transfer of a Regulation S Global Note or a beneficial interest therein to a QIB shall be made upon the representation of the transferee that it is purchasing the Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a QIB and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the transferee has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A;
          (ii) a transfer of a Regulation S Global Note or a beneficial interest therein to an Institutional Accredited Investor shall be made upon receipt by the Trustee or its agent of a certificate substantially in the form set forth in Exhibit B annexed hereto from the proposed transferee and, if requested by the Company or the Trustee, the delivery of an opinion of counsel, certifications and/or other information satisfactory to each of them; and
          (iii) a transfer of a Regulation S Global Note or a beneficial interest therein to a Non-U.S. Person shall be made upon receipt by the Trustee or its agent of a certificate substantially in the form set forth in Exhibit C annexed hereto from the
American Ref-Fuel Company Supplemental Indenture

proposed transferee and, if requested by the Company or the Trustee, the delivery of an opinion of counsel, certifications and/or other information satisfactory to each of them.
          Prior to or on the expiration of the Distribution Compliance Period, beneficial interests in a Regulation S Global Note may only be held through Morgan Guaranty Trust Company of New York, Brussels Office, as operator of the Euroclear System (“Euroclear”) or Clearstream Luxembourg, a société anonyme (“Clearstream”) (as indirect participants in the Registered Depositary) or another agent member of Euroclear and Clearstream acting for and on behalf of them, unless exchanged for interests in the Rule 144A Global Note in accordance with the certification requirements hereof. During the Distribution Compliance Period, interests in the Regulation S Global Note, if any, may be exchanged for interests in the Rule 144A Global Note or for definitive Certificated Notes only in accordance with the certification requirements described in this Section 2.7.
          After the expiration of the Distribution Compliance Period, interests in the Regulation S Global Note may be transferred without requiring the certification set forth in Exhibit C annexed hereto or any additional certification.
          As used in the preceding two paragraphs of this Section 2.5, the term “transfer” encompasses any sale, transfer or other disposition of any Notes referred to herein except for transfers from any Holder to an Affiliate of such Holder; provided, that such transferring Holder shall deliver a letter to the Trustee stating that the transferee is an Affiliate of such Holder. The Trustee shall be entitled to rely on and be fully protected in its reliance on such letter.
ARTICLE III
APPLICATION OF PROCEEDS
FROM SALE OF NOTES
          Promptly upon receipt by the Company of the proceeds from the sale of the Initial Notes, the Company shall apply such proceeds (i) to repay certain existing Indebtedness of the Company incurred under bank facilities, (ii) fund the Debt Service Reserve Accounts, and (iii) pay certain costs incurred in connection with the issuance of the Initial Notes. The remaining proceeds will be used by the Company for general corporate purposes.
American Ref-Fuel Company Supplemental Indenture

ARTICLE IV
DEBT SERVICE RESERVE ACCOUNTS
          The Notes issued under this First Supplemental Indenture shall have the benefit of the Debt Service Reserve Accounts detailed in the Original Indenture and such accounts shall constitute Collateral securing the Notes issued hereunder as, and to the extent, specified in the Original Indenture.
ARTICLE V
COVENANTS OF THE COMPANY
          The Company hereby covenants and agrees that so long as any Initial Notes or Additional Notes remain Outstanding:
          SECTION 5.1. Financial Statements and Other Information. The Trustee shall furnish to each of the Rating Agencies all of the information furnished to it by the Company under Section 4.2 of the Original Indenture upon receipt of such information.
          SECTION 5.2. Other Covenants. The Notes issued under this First Supplemental Indenture shall be entitled to the covenants of the Company set forth in the Original Indenture.
ARTICLE VI
COLLATERAL
          The Notes issued under this First Supplemental Indenture shall have the benefit of and be secured by the Collateral and shall be entitled to the benefit of Articles 6, 14 and 15 of the Original Indenture and the Collateral Documents.
ARTICLE VII
MISCELLANEOUS
          SECTION 7.1. Execution of Supplemental Indenture. This First Supplemental Indenture is executed and shall be construed as an indenture supplemental to the Original Indenture and, as provided in the Original Indenture, this First Supplemental Indenture forms a part thereof.
          SECTION 7.2. Concerning the Trustee. The recitals contained herein and in the Notes of each series created hereby, except with respect to the Trustee’s certificates of authentication, shall be taken as the statements of the Company and the Trustee assumes no
American Ref-Fuel Company Supplemental Indenture

responsibility for the correctness of same. The Trustee makes no representations as to the validity or sufficiency of this First Supplemental Indenture or of the Notes of each series created hereby.
          SECTION 7.3. Counterparts. This First Supplemental Indenture may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all such counterparts shall together constitute but one of the same instrument.
          SECTION 7.4. GOVERNING LAW. THIS FIRST SUPPLEMENTAL INDENTURE AND EACH NOTE OF THE SERIES CREATED HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW THEREOF TO THE EXTENT THE APPLICATION OF SUCH PRINCIPLES WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.
American Ref-Fuel Company Supplemental Indenture

          IN WITNESS WHEREOF, the parties have caused this First Supplemental Indenture to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

AMERICAN REF-FUEL COMPANY LLC
By:	/s/ Michael J. Groppuso
	Name:	Michael J. Groppuso
	Title:	Vice President Chief Financial Officer

WACHOVIA BANK, NATIONAL ASSOCIATION as Trustee
By:	/s/ Paul O’Brien
	Name:	PAUL O’BRIEN
	Title:	Assistant Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION, as Securities Intermediary
By:	/s/ Paul O’Brien
	Name:	PAUL O’BRIEN
	Title:	Assistant Vice President

American Ref-Fuel Company Supplemental Indenture

EXHIBIT A
[Form of Transferor Certificate]
CERTIFICATE TO AMERICAN REF-FUEL COMPANY LLC
AND TRUSTEE
6.26% SERIES NOTES DUE 2015
          This is to certify that as of the date hereof with respect to U.S. $ [ ] principal amount of the above-captioned securities presented or surrendered on the date hereof (the “Surrendered Notes”) for registration of transfer or for exchange where the securities issuable upon such exchange are to be registered in a name other than that of the undersigned Holder (each such transaction being a “transfer”), the undersigned Holder (as defined in the Indenture) of the Surrendered Notes represents and certifies for the benefit of American Ref-Fuel Company LLC and Wachovia Bank, National Association, as Trustee, that the transfer of Surrendered Notes associated with such transfer complies with the restrictive legend set forth on the face of the Surrendered Notes for the reason checked below:
☐	The Surrendered Notes are being transferred to a person whom we reasonably believe is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act of 1933) (a “QIB”) that purchases for its own account or for the account of a QIB to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A under the Securities Act; or

☐	The Surrendered Notes are being transferred to an institution that is an “accredited investor” meeting the requirements of Rule 501(a)(1), (2), (3) or (7) under the Securities Act that is acquiring the Surrendered Notes for investment purposes and not for distribution;[1] or

☐	The transfer of the Surrendered Notes complies with Rule 144 under the Securities Act;[2] or

☐	The transfer of the Surrendered Notes complies with another applicable exemption from the registration requirements of the Securities Act.[2]
Capitalized terms used herein, but not defined herein, shall have the meaning assigned to such terms in the Indenture dated as of May 1, 2003 between the Company and Wachovia Bank, National Association, as trustee (in such capacity, together with its successors and assigns, the “Trustee”) for the Holders, as amended by the First Supplemental Indenture dated as of May 1, 2003 (the “First Supplemental Indenture”) between the Company and the Trustee (the “Indenture”).

[Name of Holder]

Dated:                     ,
[To be dated the date of presentation or surrender]
1.	These transfers require that the transferee deliver a letter substantially in the form of Exhibit B to the First Supplemental Indenture dated as of May 1, 2003 and may also require an opinion of counsel.

2.	These transfers may require an opinion of counsel.
American Ref-Fuel Company Supplemental Indenture

EXHIBIT B
[Form of Institutional Accredited
Investor Transferee Compliance Letter]
              , 2003
Citigroup Global Markets Inc.
As Representative of the Initial Purchasers
c/o Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York 10013
American Ref-Fuel Company LLC
155 Chestnut Ridge Road
Montvale, New Jersey 07645
Re:	Purchase of US$ principal amount of 6.26% Senior Notes due 2015 (the “Securities”) of American Ref-Fuel Company LLC (the “Company”)[1]
Ladies and Gentlemen:
          In connection with our purchase of the Securities we confirm that:
1.	We understand that the Securities are not being and will not be registered under the Securities Act of 1933, as amended (the “Act”), and are being sold to us in a transaction that is exempt from the registration requirements of the Act.

2.	We acknowledge that (a) neither the Company, nor the Initial Purchasers (as defined in the Offering Memorandum dated April 30, 2003 relating to the Securities (the “Final Memorandum”)) nor any person acting on behalf of the Company or the Initial Purchasers has made any representation to us with respect to the Company or the offer or sale of any Securities; and (b) any information we desire concerning the Company and the Securities or any other matter relevant to our decision to purchase the Securities (including a copy of the Final Memorandum) is or has been made available to us.

3.	We have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Securities, and we are (or any account for which we are purchasing under parapaph 4 below is) an institutional “accredited investor” (within the meaning of Rule 501 (a)(1), (2), (3) or (7) of Regulation D under the Act) able to bear the economic risk of investment in the Securities.

4.	We are acquiring the Securities for our own account (or for accounts as to which we exercise sole investment discretion and have authority to make, and do make, the statements contained in this

[1]	Each U.S. purchaser, or account for which each U.S. purchaser is acting, should purchase at least US $250,000 of Securities.
American Ref-Fuel Company Supplemental Indenture

2

letter) and not with a view to any distribution of the Securities, subject, nevertheless, to the understanding that the disposition of our property will at all times be and remain within our control.

5.	We understand that (a) the Securities will be in registered form only and that any certificates delivered to us in respect of the Securities will bear a legend substantially to the following effect:
“These Securities have not been registered under the Securities Act of 1933. Further offers or sales of these Securities are subject to certain restrictions, as set forth in the Offering Memorandum dated April 30, 2003 relating to these Securities.
and (b) the Company has agreed to reissue such certificates without the foregoing legend only in the event of a disposition of the Securities in accordance with the provisions of paragraph 6 below (provided, in the case of a disposition of the Securities in accordance with paragraph 6(f) below, that the legal opinion referred to in such paragraph so permits), or at our request at such time as we would be permitted to dispose of them in accordance with paragraph 6(a) below.
6.	We agree that in the event that at some future time we wish to dispose of any of the Securities, we will not do so unless such disposition is made in accordance with any applicable securities laws of any state of the United States and:
(a) the Securities are sold in compliance with Rule 144(k) under the Act; or
(b) the Securities are sold in compliance with Rule 144A under the Act; or
(c) the Securities are sold in compliance with Rule 904 of Regulation S under the Act; or
(d) the Securities are sold pursuant to an effective registration statement under the Act; or
(e) the Securities are sold to the Company or an affiliate (as defined in Rule 501(b) of Regulation D) of the Company; or
(f) the Securities are disposed of in any other transaction that does not require registration under the Act, and we theretofore have furnished to the Company or its designee an opinion of counsel experienced in securities law matters to such effect or such other documentation as the Company or its designee may reasonably request.

Very truly yours,
By
(Authorized Officer)

American Ref-Fuel Company Supplemental Indenture

EXHIBIT C
[Form of Regulation S Transfer Certificate]
[date]
American Ref-Fuel Company LLC
155 Chestnut Ridge Road
Montvale, NJ 07645
Attention: Joanne Pagliuca
Wachovia Bank. National Association
21 South Street
Morristown, New Jersey 07690
Attention: Paul O’Brien
Dear Ladies and Gentlemen:
          In connection with our proposed purchase of $                     aggregate principal amount of 6.26% Senior Notes Due 2015 (the “Notes”) of American Ref-Fuel Company LLC, a Delaware corporation (the “Company”), we confirm that:
(a)	the offer of the Notes was not made to a person in the United States;

(b)	either (i) at the time the buy order was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States or (ii) the transaction was executed in, on or through the facilities of a designated off-shore securities market and neither we nor any person acting on our behalf knows that the transaction has been pre-arranged with a buyer in the United States;

(c)	no directed selling efforts have been made in the United States in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S, as applicable; and

(d)	the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.
              In addition, if the sale is made during a Distribution Compliance Period and the provisions of Rule 903(c)(3) or Rule 904(c)(1) of Regulation S are applicable thereto, we confirm that such sale has been made in accordance with the applicable provisions of Rule 903(c)(3) or Rule 904(c)(1), as the case may be.
             The Company and the Trustee are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.
American Ref-Fuel Company Supplemental Indenture

2

Very truly yours,
[Name of Transferor]

By:

	Authorized Signature	Signature Medallion Guarantee
American Rcf-Fuel Company Supplemental Indenture

Schedule 1-A to First
Supplemental Indenture to
American Ref-Fuel Company LLC Indenture
[ Form of face of definitive 6.26% Senior Notes Due 2015]
AMERICAN REF-FUEL COMPANY LLC 6.26% SENIOR NOTE DUE 2015
          THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.
          THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATIONS UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL “ACCREDITED INVESTOR” WITHIN THE MEANING OFRULE 501(a)(l), (2), (3) OR (7) UNDER THE SECURITIES ACT THAT IS AN INSTITUTIONAL INVESTOR ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, IN EACH CASE IN A MINIMUM PRINCIPAL AMOUNT OF THE SECURITIES OF $250,000, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY’S AND THE TRUSTEE’S RIGHTS PRIOR TO ANY SUCH OFFER. SALE OR TRANSFER PURSUANT TO CLAUSES (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

No.	CUSIP NUMBER
029204 AA 2
American Ref-Fuel Company Supplemental Indenture

Principal Amount	Final Scheduled Payment Date	Issue Date
$[ ]	December 31,2015	[ ], 2003

REGISTERED HOLDER:	[ ]

PRINCIPAL AMOUNT:	[ ] Dollars

INTEREST RATE:	6.26%
          AMERICAN REF-FUEL COMPANY LLC, a Delaware limited liability company (hereinafter called the “Company”, which term includes any successor or assign under the Indenture referred to below), for value received hereby promises to pay to [           ], or its registered assigns, the outstanding Principal Amount hereof, such payment to be made in semiannual installments on June 30 and December 31 of each year (commencing December 31, 2003) and ending on the final Scheduled Payment Date set forth above, each such installment to be in the amount and payable on the date set forth on Annex A attached hereto (provided that the portion of the Principal Amount remaining unpaid on the final Scheduled Payment Date, together with all interest accrued thereon, shall in any and all cases be due and payable on the final Scheduled Payment Date), and to pay interest on the unpaid portion of the Principal Amount at the interest rate set forth above from the most recent Scheduled Payment Date to which interest has been paid or duly provided for or, if no interest has been paid or duly provided for, from the issue date set forth above, semiannually on June 30 and December 31 in each year (commencing December 31, 2003), until the Principal Amount is paid in full or payment thereof is duly provided for. Any installment of principal and, to the extent permitted by applicable law, any payment of interest not punctually paid or duly provided for shall continue to bear interest at a rate equal to the interest rate set forth above. The principal and interest so payable, and punctually paid or duly provided for, at any Scheduled Payment Date shall, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered in the Security Register at the close of business on the Regular Record Date for such payment of principal and interest, which shall be June 15 or December 15, as the case may be (whether or not a Business Day), next preceding such Scheduled Payment Date. Any such principal and interest that is payable, but is not so punctually paid or duly provided for at any Scheduled Payment Date, shall forthwith cease to be payable to the Holder hereof on such Regular Record Date, and may be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such defaulted principal and interest (together with any other amounts payable with respect to such principal and interest), to be fixed by the Trustee, notice of which shall be given to the Holder hereof not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which this Note may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. Payments of principal of and interest on this Note shall be made (i) if the Company so elects, by check mailed to the Holder at his or her registered address or (ii) otherwise, at the Place of Payment; provided, that the final installment of principal payable with respect to this Note shall be made as provided in Section 5.5 of the Original Indenture (in the event this Note is redeemed) or shall be made upon presentation and surrender of this Note at the Place of Payment. All payments in respect of this Note shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of debts.
          Whenever any amount to be paid hereunder is stated to be due on a day that is not a Business Day. such amount shall be payable on the next succeeding Business Day and if such payment is timely made, no interest shall accrue for the period from and after the day on which such payment was
American Ref-Fuel Company Supplemental Indenture

due. Interest payments for this Note will be computed and paid on the basis of a 360-day year consisting of twelve 30-day months.
          Reference is made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.
          Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.
          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

AMERICAN REF-FUEL COMPANY LLC
By
Name:
Title:

American Ref-Fuel Company Supplemental Indenture

CERTIFICATE OF AUTHENTICATION
          This Note is one of the Notes referred to in the within-mentioned Indenture.
WACHOVIA BANK, NATIONAL ASSOCIATION
as Trustee

By:

Authorized Signatory
American Ref-Fuel Company Supplemental Indenture

[Form of reverse of definitive 6.26% Senior Notes Due 2015]
AMERICAN REF-FUEL COMPANY LLC
6.26% SENIOR NOTE DUE 2015
          This Note is one of an authorized issue of Notes of the Company known as its 6.26% Senior Notes Due 2015 (the “Notes”). The Notes are issued under the Indenture dated as of May 1, 2003 (the “Original indenture”) among the Company and Wachovia Bank. National Association, as trustee (in such capacity, together with its successors in such capacity, the ‘Trustee”), as supplemented by the First Supplemental Indenture dated as of May 1, 2003 (the “First Supplemental Indenture”) among the Company and the Trustee (the Original Indenture, as so supplemented, and as the same may be amended, modified and further supplemented, the “Indenture”). All capitalized terms used herein, unless otherwise defined herein, shall have the meanings ascribed to them in the Indenture.
          All Notes of any series issued and Outstanding under the Indenture rank on a parity with each other Note of the same series and with all Notes of each other series. Reference is hereby made to the Indenture for a description of the nature and extent of the Notes and the respective rights, limitations of rights, duties and immunities thereunder of the Holders and of the Trustee and the Company in respect of the Notes and the terms upon which the Notes are made and are to be authenticated and delivered.
          The principal of and interest on this Note are secured by assets subject to the Lien of the Indenture and the Collateral Documents, and all payments of principal and interest shall be made in accordance with the terms of the Indenture. Each Holder, by acceptance of this Note, hereby acknowledges and agrees that (a) subject to the terms of the Indenture, it will look solely to the revenues of the Company, the Collateral and the income and proceeds received by the Trustee therefrom to the extent available for distribution to such Holder as herein provided or provided in the Collateral Documents, (b) neither the Member, nor any of its past, present or future officers, partners, directors or members or other Related Persons, nor the Trustee shall be personally or otherwise liable to any Holder, nor shall the Member, nor any of its past, present or future officers, partners, directors or members or other Related Persons, be personally or otherwise liable to the Trustee for any amounts payable under any Note or for any liability under the Indenture or any other Financing Document, except as provided in the Original Indenture and (c) recourse for any such amounts payable shall be otherwise limited in accordance with Section 2.14 and Section 16.1 of the Original Indenture.
          The obligations of the Company to pay the principal of and interest on the Notes when due as herein prescribed are absolute and unconditional and no provision of this Note or the Indenture shall alter or impair such obligations.
          The Notes are subject to and have the benefits of the Collateral Documents pursuant to which the rights of the parties in respect of the Collateral will be exercised by the Trustee in accordance with the Collateral Documents.
          The Indenture permits, with certain exceptions, as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders under the Indenture. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Notes to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any Act (as such term is defined in the Indenture), including, but not limited to, such a consent, waiver or direction by the Holder of this Note shall be conclusive and binding upon the Holder and upon all future Holders of
American Ref-Fuel Company Supplemental Indenture

this Note and the Holder of every Note issued upon the transfer hereof or the exchange herefor or in lieu hereof whether or not notation of such Act is made upon this Note.
          This Note is one of the series designated on the face hereof, initially limited to $275,000,000 in aggregate principal amount as provided in the First Supplemental Indenture.
          This Note and all Notes issued or to be issued in a series created under the First Supplemental Indenture are redeemable in whole or in part at the option of the Company in accordance with Section 5.1 of the Original Indenture, on not less than 30 nor more than 60 days’ notice, at a redemption price equal to the principal amount thereof plus unpaid and accrued interest plus the Make-Whole Premium.
          The Notes are, under certain conditions, subject to mandatory redemption in whole or in part as set forth in Section 5.2 of the Original Indenture. Notice of any redemption of Notes will be given at least 30 days but not more than 60 days before the Redemption Date to each Holder at its address as it appears in the Security Register.
          Notes (or portions thereof as aforesaid) for the redemption of which provision is made in accordance with the Indenture shall cease to bear interest from and after any Redemption Date.
          The Indenture contains provisions for, upon compliance by the Company with certain conditions set forth in the Indenture, the defeasance of (a) the entire indebtedness of this Note and (b) certain restrictive covenants and agreements.
          The unpaid portion of the Principal Amount, together with any interest accrued and unpaid thereon and all other amounts due hereunder, if any, may become due and payable upon the occurrence and continuation of any Event of Default, but only as provided in the Indenture.
          Definitive Certificated Notes are issuable only as registered Notes in minimum denominations of $250,000 and integral multiples of $1,000 in excess thereof. Global Notes are issuable only as registered Notes in minimum denominations of $ 100,000 and any integral multiples of $1,000 in excess thereof. As provided in, and subject to the provisions of, the Indenture, Notes are exchangeable at the option of the Holder thereof for other Notes of the same series, of authorized denomination and of like tenor, maturity, interest rate and aggregate principal amount, to be registered in the name of such Holder, upon surrender thereof by such Holder at any office or agency maintained for such purpose pursuant to the Indenture.
          No service charge will be required of any Holder participating in any such transfer or exchange of Notes in respect of such transfer or exchange, but the Security Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.
          Prior to due presentment of this Note for registration of transfer, the person in whose name this Note is registered shall be deemed to be the owner and holder hereof for the purpose of receiving payment as herein provided and for all other purposes whether or not this Note be overdue regardless of any notice to anyone to the contrary.
          THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW THEREOF TO THE EXTENT THE
American Ref-Fuel Company Supplemental Indenture

APPLICATION OF SUCH PRINCIPLES WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.
American Ref-Fuel Company Supplemental Indenture

ANNEX A TO
6.26% SENIOR NOTE DUE 2015
          The following table sets forth the date of each semiannual installment of the aggregate principal to be paid on all Notes of this series on each such date:

Principal Amount
Principal Payment Dates	Payable on Series A Notes
December 3 1,2003	$16,000,000

June 30, 2004	5,700,000

December 31,2004	13,300,000

June 30, 2005	6,000,000

December 31,2005	14,000,000

June 30, 2006	8,400,000

December 31, 2006	19,600,000

June 30, 2007	8,100,000

December 31,2007	18,900,000

June 30, 2008	10,500,000

December 31,2008	24,500,000

June 30, 2009	3,900,000

December 31,2009	9,100,000

June 30, 2010	1,200,000

December 31,2010	2,800,000

June 30, 2011	11,700,000

December 31,2011	27,300,000

June 30, 2012	5.400,000

December 31,2012	12,600,000

June 30, 2013	1,200,000

December 31,2013	2,800,000

June 30, 2014	7,800,000

December 31,2014	18,200,000

June 30, 2015	7,800,000

December 31,2015	18,200,000

TOTAL	$275,000,000

American Ref-Fuel Company Supplemental Indenture

ABBREVIATIONS
          The following abbreviations when used in the inscription on the face of this instrument shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—	as tenants in common
TEN ENT	—	as tenants by the entireties
JT TEN	—	as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT

(Cust) (Minor)

under Uniform Gift to Minors Act

(State)
Additional abbreviations may also be used though
not in the above list

American Ref-Fuel Company Supplemental Indenture

          FOR VALUE-RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto

Identifying Number of Assignee

(Please print or typewrite name and address,
including zip code of Assignee)
the within Note and all rights thereunder, hereby irrevocably constituting and appointing ______ attorney to transfer said Note on the books of the Company, with full power of substitution in the premises.
Dated:

NAME:

NOTICE:	The signature to this assignment must correspond with the name as written upon the first page of the within instrument in every particular, without alteration or enlargement or any change whatsoever.
American Ref-Fuel Company Supplemental Indenture

Schedule 1-B to First
Supplemental Indenture
[Form of face of Global Note for 6.26% Senior Notes Due 2015]
AMERICAN REF-FUEL COMPANY LLC
6.26% SENIOR NOTE DUE 2015
          [Insert in Rule 144A Global Notes — THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.
          THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A. (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL “ACCREDITED INVESTOR” WITHIN THE MEANING OF RULE 501 (a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT THAT IS AN INSTITUTIONAL INVESTOR ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, IN EACH CASE IN A MINIMUM PRINCIPAL AMOUNT OF THE SECURITIES OF $250,000, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY’S AND THE TRUSTEE’S RIGHTS PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.]
American Ref-Fuel Company Supplemental Indenture

          [Insert in Regulation S Global Notes — THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION, (2) BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL “ACCREDITED INVESTOR” WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT THAT IS AN INSTITUTIONAL INVESTOR ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR. IN EACH CASE IN A MINIMUM PRINCIPAL AMOUNT OF THE SECURITIES OF $250,000, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY’S AND THE TRUSTEE’S RIGHTS PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM AND IN THE CASE OF THE FOREGOING CLAUSE (E), A CERTIFICATE OF TRANSFER (A FORM OF WHICH MAY BE OBTAINED FROM THE COMPANY OR THE TRUSTEE) COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE COMPANY AND THE TRUSTEE. THIS LEGEND WILL BE REMOVED AFTER 40 CONSECUTIVE DAYS BEGINNING ON AND INCLUDING THE LATER OF (A) THE DAY ON WHICH THE SECURITIES ARE OFFERED TO PERSONS OTHER THAN DISTRIBUTORS (AS DEFINED IN REGULATION S) AND (B) THE DATE OF THE CLOSING OF THE ORIGINAL OFFERING. AS USED HEREIN. THE TERMS “OFFSHORE TRANSACTION”, “UNITED STATES” AND “U.S. PERSON” HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.]
          UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (“DTC”) TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER REPRESENTATIVE OF DTC AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC). ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS
American Ref-Fuel Company Supplemental Indenture

WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.
          TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE.
American Ref-Fuel Company Supplemental Indenture

No.	[CUSIP] [ISIN] NUMBER
[ ]

Principal Amount	Final Scheduled Payment Date	Issue Date
$275,000,000	December 31, 2015	[ ], 2003

REGISTERED HOLDER:	CEDE & CO.

PRINCIPAL AMOUNT:	275,000,000 Dollars

INTEREST RATE:	6.26%
          AMERICAN REF-FUEL COMPANY LLC, a Delaware limited liability company (hereinafter called the “Company”, which term includes any successor or assign under the Indenture referred to below), for value received hereby promises to pay to Cede & Co., or its registered assigns, the outstanding Principal Amount hereof after subtracting the aggregate principal amount of any definitive Notes issued in exchange for a portion or portions hereof, such payment to be made in semiannual installments on June 30 and December 31 of each year (commencing December 31, 2003) and ending on the final Scheduled Payment Date set forth above, each such installment to be in the amount and payable on the date set forth on Annex A attached hereto (provided that the portion of the Principal Amount remaining unpaid on the final Scheduled Payment Date, together with all interest accrued thereon, shall in any and all cases be due and payable on the final Scheduled Payment Date), and to pay interest on the unpaid portion of the Principal Amount at the interest rate set forth above from the most recent Scheduled Payment Date to which interest has been paid or duly provided for or, if no interest has been paid or duly provided for, from the issue date set forth above, semiannually on June 30 and December 31 in each year (commencing December 31, 2003), until the Principal Amount is paid in full or payment thereof is duly provided for. Any installment of principal and, to the extent permitted by applicable law, any payment of interest not punctually paid or duly provided for shall continue to bear interest at a rate equal to the interest rate set forth above. The principal and interest so payable, and punctually paid or duly provided for, at any Scheduled Payment Date shall, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered in the Security Register at the close of business on the Regular Record Date for such payment of principal and interest, which shall be June 15 or December 15, as the case may be (whether or not a Business Day), next preceding such Scheduled Payment Date. Any such principal and interest that is payable, but is not so punctually paid or duly provided for at any Scheduled Payment Date, shall forthwith cease to be payable to the Holder hereof on such Regular Record Date, and may be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such defaulted principal and interest (together with any other amounts payable with respect to such principal and interest), to be fixed by the Trustee, notice of which shall be given to the Holder hereof not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which this Note may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. This being a Global Note (as that term is defined in the Indenture) deposited with DTC acting as depository, and registered in the name of Cede & Co. a nominee of DTC, Cede & Co., as holder of record of this Note shall be entitled to receive payment of principal and interest, other than principal and interest due at the final Scheduled Payment Date, by wire transfer of immediately available funds. Payment of the final
American Ref-Fuel Company Supplemental Indenture

installment of principal payable with respect to this Note shall be made as provided in Section 5.5 of the Original Indenture (in the event this Note is redeemed) or shall be made upon presentation and surrender of this Note at the Place of Payment. All payments in respect of this Note shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of debts.
          Whenever any amount to be paid hereunder is stated to be due on a day that is not a Business Day, such amount shall be payable on the next succeeding Business Day and if such payment is timely made, no interest shall accrue for the period from and after the day on which such payment was due. Interest payments for this Note will be computed and paid on the basis of a 360-day year consisting of twelve 30-day months.
          Reference is made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.
          Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.
          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

AMERICAN REF-FUEL COMPANY LLC

By
Name:
Title:
American Ref-Fuel Company Supplemental Indenture

CERTIFICATE OF AUTHENTICATION
          This Note is one of the Notes referred to in the within-mentioned Indenture.

WACHOVIA BANK, NATIONAL ASSOCIATION,
as Trustee

By:
Authorized Signatory
American Ref-Fuel Company Supplemental Indenture

[Form of reverse of Global Note for
6.26% Senior Notes Due 2015]
AMERICAN REF-FUEL COMPANY LLC
6.26% SENIOR NOTE DUE 2015
          This Note is one of an authorized issue of Notes of the Company known as its 6.26% Senior Notes Due 2015 (the “Notes”). The Notes are issued under the Indenture dated as of May 1, 2003 (the “Original Indenture”) among the Company and Wachovia Bank, National Association, as trustee (in such capacity, together with its successors in such capacity, the “Trustee”), as supplemented by the First Supplemental Indenture dated as of May 1, 2003 (the “First Supplemental Indenture”) among the Company and the Trustee (the Original Indenture, as so supplemented, and as the same may be amended, modified and further supplemented, the “Indenture”). All capitalized terms used herein, unless otherwise defined herein, shall have the meanings ascribed to them in the Indenture.
          All Notes of any series issued and Outstanding under the Indenture rank on a parity with each other Note of the same series and with all Notes of each other series. Reference is hereby made to the Indenture for a description of the nature and extent of the Notes and the respective rights, limitations of rights, duties and immunities thereunder of the Holders and of the Trustee and the Company in respect of the Notes and the terms upon which the Notes are made and are to be authenticated and delivered.
          The principal of and interest on this Note are secured by assets subject to the Lien of the Collateral Documents, and all payments of principal and interest shall be made in accordance with the terms of the Indenture. Each Holder, by acceptance of this Note, hereby acknowledges and agrees that (a) subject to the terms of the Indenture, it will look solely to the revenues of the Company, the Collateral and the income and proceeds received by the Trustee therefrom to the extent available for distribution to such Holder as herein provided or provided in the Collateral Documents, (b) neither the Member, nor any of its past, present or future officers, partners, directors or members or other Related Persons, nor the Trustee shall be personally or otherwise liable to any Holder, nor shall the Member, nor any of its past, present or future officers, partners, directors or members or other Related Persons, be personally or otherwise liable to the Trustee for any amounts payable under any Note or for any liability under the Indenture or any other Financing Document, except as provided in the Original Indenture and (c) recourse for any such amounts payable shall be otherwise limited in accordance with Section 2.14 and Section 16.1 of the Original Indenture.
          The obligations of the Company to pay the principal of and interest on the Notes when due as herein prescribed are absolute and unconditional and no provision of this Note or the Indenture shall alter or impair such obligations.
          The Notes are subject to and have the benefits of the Collateral Documents pursuant to which the rights of the parties in respect of the Collateral will be exercised by the Trustee in accordance with the Collateral Documents.
          The Indenture permits, with certain exceptions, as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders under the Indenture. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Notes to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any Act (as such term is defined in the Indenture), including, but not limited to, such a consent, waiver or direction by the Holder of this Note shall be conclusive and binding upon the Holder and upon all future Holders of
American Ref-Fuel Company Supplemental Indenture

this Note and the Holder of every Note issued upon the transfer hereof or the exchange herefor or in lieu hereof whether or not notation of such Act is made upon this Note.
          This Note is one of the series designated on the face hereof, limited to $275,000,000 in aggregate principal amount as provided in the First Supplemental Indenture.
          This Note and all Notes issued or to be issued in a series created under the First Supplemental Indenture are redeemable in whole or in part at the option of the Company in accordance with Section 5.1 of the Original Indenture, on not less than 30 nor more than 60 days’ notice, at a redemption price equal to the principal amount thereof plus unpaid and accrued interest plus the Make-Whole Premium.
          The Notes are, under certain conditions, subject to mandatory redemption in whole or in part as set forth in Section 5.2 of the Original Indenture. Notice of any redemption of Notes will be given at least 30 days but not more than 60 days before the Redemption Date to each Holder at its address as it appears in the Security Register.
          Notes (or portions thereof as aforesaid) for the redemption of which provision is made in accordance with the Indenture shall cease to bear interest from and after any Redemption Date.
          The Indenture contains provisions for, upon compliance by the Company with certain conditions set forth in the Indenture, the defeasance of (a) the entire indebtedness of this Note and (b) certain restrictive covenants and agreements.
          The unpaid portion of the Principal Amount together with any interest accrued and unpaid thereon and all other amounts due hereunder, if any, may become due and payable upon the occurrence and continuation of any Event of Default, but only as provided in the Indenture.
          Definitive Certificated Notes are issuable only as registered Notes in minimum denominations of $250,000 and integral multiples of $1,000 in excess thereof. Global Notes are issuable only as registered Notes in minimum denominations of $100,000 and any integral multiples of $1,000 in excess thereof. As provided in, and subject to the provisions of, the Indenture, Notes are exchangeable at the option of the Holder thereof for other Notes of the same series, of authorized denomination and of like tenor, maturity, interest rate and aggregate principal amount, to be registered in the name of such Holder, upon surrender thereof by such Holder at any office or agency maintained for such purpose pursuant to the Indenture.
          No service charge will be required of any Holder participating in any such transfer or exchange of Notes in respect of such transfer or exchange, but the Security Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.
          Prior to due presentment of this Note for registration of transfer, the person in whose name this Note is registered shall he deemed to be the owner and holder hereof for the purpose of receiving payment as herein provided and for all other purposes whether or not this Note be overdue regardless of any notice to anyone to the contrary.
          THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW THEREOF TO THE EXTENT THE
American Ref-Fuel Company Supplemental Indenture

APPLICATION OF SUCH PRINCIPLES WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.
American Ref-Fuel Company Supplemental Indenture

ABBREVIATIONS
          The following abbreviations when used in the inscription on the face of this instrument shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—	as tenants in common
TEN ENT	—	as tenants by the entireties
JT TEN	—	as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT

(Cust) (Minor)

under Uniform Gift to Minors Act

(State)
Additional abbreviations may also be used though
not in the above list

American Ref-Fuel Company Supplemental Indenture

          FOR VALUE-RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto

Social Security Number or Other
Identifying Number of Assignee

(Please print or typewrite name and address,
including zip code of Assignee)
the within security and all rights thereunder, hereby irrevocably constituting and appointing                     attorney to transfer said security on the books of the Company, with full power of substitution in the premises.

Dated:

NAME:

NOTICE:	The signature to this assignment must correspond with the name as written upon the first page of the within instrument in every particular, without alteration or enlargement or any change whatsoever.
American Ref-Fuel Company Supplemental Indenture

ANNEX A TO
6.26% SENIOR NOTE DUE 2015
          The following table sets forth the date of each semiannual installment of the aggregate principal to be paid on all Notes of this series on each such date:

Principal Amount
Principal Payment Dates	Payable on Series A Notes
December 31, 2003	$16,000,000
June 30, 2004	5,700,000
December 31, 2004	13,300,000
June 30, 2005	6,000,000
December 31, 2005	14,000,000
June 30, 2006	8,400,000
December 31, 2006	19,600,000
June 30, 2007	8,100,000
December 31, 2007	18,900,000
June 30, 2008	10,500,000
December 31, 2008	24,500,000
June 30, 2009	3,900,000
December 31, 2009	9,100,000
June 30, 2010	1,200,000
December 31, 2010	2,800,000
June 30, 2011	11,700,000
December 31, 2011	27,300,000
June 30, 2012	5,400,000
December 31, 2012	12,600,000
June 30, 2013	1,200,000
December 31, 2013	2,800,000
June 30, 2014	7,800,000
December 31, 2014	18,200,000
June 30, 2015	7,800,000
December 31, 2015	18,200,000
TOTAL	$275,000,000

American Ref-Fuel Company Supplemental Indenture

ANNEX B TO
6.26% SENIOR NOTE DUE 2015
Exchanges of portions of this Global Note for Certificated Notes:

Principal Amount of
	Definitive Securities Issued in	Remaining Principal
	Exchange for a Portion of this	Amount of this Global	Notation made
Date	Global Security	Security	by

American Ref-Fuel Company Supplemental Indenture